EXHIBIT 99.2

Unaudited condensed combined pro forma balance sheet as of March 31, 2009; and unaudited condensed combined pro forma statement of operations for the period from inception through March 31, 2009

PRISMONE GROUP, INC.
Unaudited Condensed Consolidated Pro Forma Balance Sheets

	October 31, 2008	December 31, 2008				Pro Forma Adjusted
	Bright Screens, Inc.	Prism One Group, Inc.	Combined Totals	Pro Forma Adjustments	REF	Consolidated Totals
ASSETS	(Parent)	(Subsidiary)

Current Assets:
Cash	$71	$5,684	$5,755	$(71)	[6]	$5,684
Accounts receivable	-	24,805	24,805	-		24,805
						-
Total Current Assets	71	30,489	30,560	(71)		30,489
Other Assets:						-
Goodwill	709	141,711	142,420	(709)	[6]	141,711
						-
TOTAL ASSETS	$780	$172,200	$172,980	$(780)		$172,200

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$11,736	$137,354	$149,090	$(11,736)	[6]	$137,354
Due to related party	1,100	39,284	40,384	(1,100)	[6]	39,284
						-
Total Current Liabilities	12,836	176,638	189,474	(12,836)		176,638
						-
TOTAL LIABILITIES	12,836	176,638	189,474	(12,836)		176,638

Stockholders' Equity (Deficit):
Preferred stock	-	274	274	-	[7]	274
Common stock	53,400	6,850	60,250	13,700	[3]	122,200
				5,100	[1]
				(6,850)	[4]
				50,000	[2]
Additional paid-in capital (deficit)	(14,300)	(28,383)	(42,683)	(13,700)	[3]	(143,733)
				(5,100)	[1]
				6,850	[4]
				(51,156)	[5]
				12,056	[6]
				(50,000)	[2]
Retained earnings	(51,156)	16,821	(34,335)	51,156	[5]	16,821

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(12,056)	(4,438)	(16,494)	12,056		(4,438)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$780	$172,200	$172,980	$(780)		$172,200

	-	-	-	-		-

Adjusting Entries:
[1]	Entry to record 2.5 shares for 1 forward stock split
[2]	Entry to account for cancellation of 50,000,000 common shares issued by Parent to acquire Subsidiary pursuant to the Agreement and Plan of Merger
[3]	Entry to account for 2,740,000 new shares issued by Parent to acquire Subsidiary pursuant to the Agreement and Plan of Merger
[4]	Entry to eliminate Subsidiary common stock pursuant to the Agreement and Plan of Merger
[5]	Entry to eliminate Subsidiary accumulated deficit pursuant to the Agreement and Plan of Merger
[6]	Assets or liabilities that were not included in the merger
[7]	To record exchange of one share of Subsidiary preferred stock for one share of Parent preferred stock

PRISMONE GROUP, INC.
Unaudited Condensed Consolidated Pro Forma Statement of Operations

	For the Year Ended
	October 31, 2008	December 31, 2008			Pro Forma Adjusted
	Bright Screens, Inc.	Prism One Group, Inc.	Combined Totals	Pro Forma Adjustments	Consolidated Totals

REVENUES	$-	1,248,618	$1,248,618	$-	$1,248,618

COST OF GOODS SOLD	-	433,334	433,334	-	433,334

GROSS MARGIN	-	815,284	815,284	-	815,284

OPERATING EXPENSES

General and administrative	49,031	287,148	336,179	-	336,179
Professional fees	-	227,050	227,050	-	227,050
Salaries and wages	-	281,681	281,681	-	281,681

Total Operating Expenses	49,031	795,879	844,910	-	844,910

INCOME (LOSS) FROM OPERATIONS	(49,031)	19,405	(29,626)	-	(29,626)

Other income	-	5,269	5,269	-	5,269
Interest income	-	361	361		361
Interest expense	-	(4,445)	(4,445)	-	(4,445)

NET INCOME (LOSS)	$(49,031)	20,590	$(28,441)	$-	$(28,441)

PRISMONE GROUP, INC.
Unaudited Condensed Consolidated Pro Forma Balance Sheets

	January 31, 2009	March 31, 2009				Pro Forma Adjusted
	Bright	Prism One	Combined	Pro Forma		Consolidated
	Screens, Inc.	Group, Inc.	Totals	Adjustments	REF	Totals
ASSETS	(Parent)	(Subsidiary)

Current Assets:
Cash	$2,561	$16,220	$18,781	$(2,561)	[6]	$16,220
Accounts receivable	-	685,304	685,304	-		685,304
						-
Total Current Assets	2,561	701,524	704,085	(2,561)		701,524
						-
Property and Equipment, net	660	84,211	84,871	(660)	[6]	84,211
						-
TOTAL ASSETS	$3,221	$785,735	$788,956	$(3,221)		$785,735

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$15,236	$445,712	$460,948	$(15,236)	[6]	$445,712
Due to related party	3,600	34,429	38,029	(3,600)	[6]	34,429
						-
Total Current Liabilities	18,836	480,141	498,977	(18,836)		480,141
						-
TOTAL LIABILITIES	18,836	480,141	498,977	(18,836)		480,141

Stockholders' Equity (Deficit):
Preferred stock	-	274	274	-	[7]	274
Common stock	53,400	6,850	60,250	13,700	[3]	22,200
				5,100	[1]
				(6,850)	[4]
				(50,000)	[2]
Additional paid-in capital (deficit)	(14,300)	(7,124)	(21,424)	(13,700)	[3]	(22,474)
				(5,100)	[1]
				6,850	[4]
				(54,715)	[5]
				15,615	[6]
				50,000	[2]
Retained earnings	(54,715)	305,594	250,879	54,715	[5]	305,594
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(15,615)	305,594	289,979	15,615		305,594

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$3,221	$785,735	$788,956	$(3,221)		$785,735

	-	-	-	-		-

Adjusting Entries:
[1]	Entry to record 2.5 shares for 1 forward stock split
[2]	Entry to account for cancellation of 50,000,000 common shares issued by Parent to acquire Subsidiary pursuant to the Agreement and Plan of Merger
[3]	Entry to account for 13,700,000 common shares issued by Parent to acquire Subsidiary pursuant to the Agreement and Plan of Merger
[4]	Entry to eliminate Subsidiary common stock pursuant to the Agreement and Plan of Merger
[5]	Entry to eliminate Subsidiary accumulated deficit pursuant to the Agreement and Plan of Merger
[6]	Assets or liabilities that were not included in the merger
[7]	To record exchange of one share of Subsidiary preferred stock for one share of Parent preferred stock

PRISMONE GROUP, INC.
Unaudited Condensed Consolidated Pro Forma Statement of Operations

	For the Three Months Ended
	January 31, 2009	March 31, 2009			Pro Forma Adjusted
	Bright Screens, Inc.	Prism One Group, Inc.	Combined Totals	Pro Forma Adjustments	Consolidated Totals

REVENUES	$-	977,544	$977,544	$-	$977,544

COST OF GOODS SOLD	-	258,802	258,802	-	258,802

GROSS MARGIN	-	718,742	718,742	-	718,742

OPERATING EXPENSES

General and administrative	3,559	240,800	244,359	-	244,359
Salaries and wages	-	168,088	168,088	-	168,088

Total Operating Expenses	3,559	408,888	412,447	-	412,447

INCOME (LOSS) FROM OPERATIONS	(3,559)	309,854	306,295	-	306,295

Interest income	-	178	178		178
Interest expense	-	-	-	-	-

NET INCOME (LOSS)	$(3,559)	$310,032	$306,473	$-	$306,473